UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

ACTINIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52446	88-0378336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fifth Avenue, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 459-4201

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure.

On December 5, 2013, Actinium Pharmaceuticals, Inc. (the “Company”) presented a corporate update at the 6th Annual LD Micro Conference in Los Angeles, California. A copy of the Company’s presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01. Other Events.

On December 5, 2013, the Company issued a press release regarding  its corporate update at the 6th Annual LD Micro Conference in Los Angeles, California, A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

99.1	Actinium Pharmaceuticals, Inc. Corporate Presentation.

99.2	Actinium Pharmaceuticals, Inc. Press Release issued December 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2013	ACTINIUM PHARMACEUTICALS, INC.

	By:	/s/ Kaushik J. Dave
Name: Kaushik J. Dave Title: President and Chief Executive Officer